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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                September 1, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-15190                   13-3159796
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (631) 962-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                        -------------------------------
                        (Former name or former address,
                         if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

         OSI Pharmaceuticals, Inc. recently announced that it had entered into a definitive merger agreement with Eyetech Pharmaceuticals, Inc., pursuant to which, following a vote of Eyetech stockholders and the satisfaction of other closing conditions, Eyetech would become a wholly-owned subsidiary of OSI. Since the announcement, management and certain members of the board of directors of OSI have received various questions concerning the position of the board with respect to the proposed merger. While a detailed description of the proposed transaction, including information with respect to the background and reasons for the transaction, will be contained in a registration statement on Form S-4 to be filed with the Securities and Exchange Commission, including the proxy statement/prospectus to be delivered to Eyetech stockholders in advance of a special meeting of stockholders to be held to vote on the transaction, OSI is providing the following statement for the purposes of responding to these questions in advance of the filing of the registration statement:

         During and following the completion of an extensive and detailed due diligence investigation by employees of OSI and third party consultants with respect to Eyetech and its business, the OSI board participated in a number of briefing sessions and formal meetings to consider the proposed transaction. Following such sessions and meetings, the OSI board voted in favor of the proposed transaction based on its evaluation that the proposed transaction was advisable and in the best interests of OSI stockholders as part of a strategy to create long term value by building a strong, viable and sustainable biopharmaceutical business. Since the announcement of the transaction and following expressions of concern from some stockholders, the OSI board has met to re-affirm its commitment to the strategy and the proposed transaction. Board support was unanimous with the exception of Sir Mark Richmond who recused himself from proceedings associated with the transaction because Sir Mark is also a member of the board of directors of Genentech, Inc. Genentech's development candidate for Age Related Macular Degeneration, Lucentis, is positioned to compete with Macugen, and the OSI board briefings included considerable information that is proprietary to Eyetech involving Macugen, Eyetech's FDA approved agent for AMD.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

         OSI intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) containing a proxy statement/prospectus in connection with the proposed merger. The proxy statement/prospectus will be mailed to the stockholders of Eyetech to consider and vote upon the proposed merger. Investors and stockholders are urged to carefully read the proxy statement/prospectus and other relevant materials filed with the SEC when they


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become available because they will contain important information about OSI,
Eyetech, the merger, and other related matters. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. These documents can also be obtained for free from OSI by directing a request to OSI Investor Relations at 631-962-2000 and for free from Eyetech by directing a request to Eyetech Investor Relations at 212-824-3100.

PARTICIPANTS IN THE MERGER

         OSI, Eyetech and their respective executive officers, directors and other members of management or employees may be deemed to be participants in the solicitation of proxies from Eyetech stockholders with respect to the transactions contemplated by the merger agreement. Information regarding OSI's executive officers and directors is available in OSI's Annual Report on Form 10-K for the year ended September 30, 2004 and its proxy statement dated February 2, 2005 for its 2005 Annual Meeting of Stockholders, which are filed with the SEC. Information regarding Eyetech's executive officers and directors is available in Eyetech's Annual Report on Form 10-K for the year ended December 31, 2004, its proxy statement dated April 11, 2005 for its 2005 Annual Meeting of Stockholders and its Current Report on Form 8-K dated June 15, 2005, which are filed with the SEC. You can obtain free copies of these documents from OSI and Eyetech using the contact information above. Additional information regarding interests of such participants will be included in the registration statement containing the proxy statement/prospectus that will be filed with the SEC and available free of charge as indicated above.

         In addition, in connection with the execution of the merger agreement, Dr. David Guyer, Eyetech's Chief Executive Officer, Paul G. Chaney, Eyetech's Chief Operating Officer, and Dr. Anthony P. Adamis, Eyetech's Chief Scientific Officer, have entered into letter agreements with OSI setting forth the terms under which these individuals will continue their employment with OSI following the merger. Furthermore, in connection with the execution of the merger agreement, Eyetech's Board of Directors authorized the payment of transaction completion bonuses in the aggregate amount of $350,000. The recipients of these bonuses, and the amounts they may receive, will be determined by Eyetech's Board of Directors based on the recommendation of its Compensation Committee. Such recipients may include executive officers of Eyetech. Additional information regarding these arrangements and the interests of such participants will be included in the registration statement containing the proxy statement/prospectus that will be filed with the SEC and available free of charge as indicated above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

         This document contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," " expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the ability of


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Eyetech to obtain stockholder approval of the merger; the possibility that the merger will not close or that the closing will be delayed; the challenges and costs of integrating the operations and personnel of Eyetech; reaction of customers of Eyetech and OSI and related risks of maintaining pre-existing relationships of Eyetech and OSI; the impact of acquisitions and divestitures on the synergies of OSI's programs; competitive factors, including pricing pressures; the success of research and development activities; and other events and factors disclosed previously and from time to time in OSI's and Eyetech's filings with the Securities and Exchange Commission, including OSI's Annual Report on Form 10-K for the year ended September 30, 2004 and Eyetech's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. Except for OSI's and Eyetech's ongoing obligations to disclose material information under the federal securities laws, OSI and Eyetech disclaim any obligation to update any forward-looking statements after the date of this document.

         This document is not an offer to sell shares of OSI securities which may be issued in the proposed merger. Such OSI common stock is offered only by means of the proxy statement/prospectus referred to herein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005                 OSI PHARMACEUTICALS, INC.


                                        By: /s/ BARBARA A. WOOD
                                            ----------------------------------
                                            Barbara A. Wood
                                            Vice President and General Counsel